PROXY

                   MICRONETICS WIRELESS, INC.
                       26 Hampshire Drive
                        Hudson, NH  03051

     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned, revoking all proxies, hereby appoints Richard S. Kalin and David Siegel and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics Wireless, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on September 19, 1996, at 10:30 A.M. at the offices of Kalin & Banner and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 1995 Annual Report.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed         WITHHOLD Authority
          below (except as marked         vote for all nominees
          to the contrary below)            listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

ROY L. BOE, RICHARD S. KALIN, BARBARA MEIRISCH, AND DAVID SIEGEL

     2.   APPROVAL OF COMPANY'S 1996 STOCK OPTION PLAN

          FOR            AGAINST             ABSTAIN

     3.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING

          FOR            AGAINST             ABSTAIN

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.


Date:                       , 1996




(Signature)



(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 1996 or the Company's Annual Report for its fiscal year ended March 31, 1996 on Form-10-KSB should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051. This material will be furnished without charge to any shareholder requesting it.

                  MICRONETICS WIRELESS, INC.
                       26 Hampshire Drive
                        Hudson, NH  03051

                         Proxy Statement

     The enclosed proxy is solicited by the management of Micronetics Wireless, Inc. (the "Company") in connection with the 1996 Annual Meeting of Shareholders (the "Meeting") to be held on September 19, 1996 at 10:30 A.M. at the offices of Kalin & Banner, 757 Third Avenue - 7th Floor, New York, NY 10017 and any adjournment thereof. The Board of Directors has set August 9, 1996 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the four persons listed herein as directors of the Company;

     (2)  Approval of the Company's 1996 Stock Option Plan;  and

     (3) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 1996 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 3,117,438 shares of Common Stock (the "Common Stock") outstanding at the close of business on August 9, 1996 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about August 14, 1996.

                    1.  ELECTION OF DIRECTORS

     Four directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

                 Roy L. Boe
                 Richard S. Kalin
                 Barbara Meirisch
                 David Siegel

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:

                              Position with            Director
Name                Age        the Company               Since

Richard S. Kalin    41        Chief Executive Officer, April 1987
                              Chairman, President,
                              and Director
Roy L. Boe          65        Director                 January 1994

Barbara Meirisch    55        Not applicable           Not Applic-
                                                        able

David Siegel        68        Director                 April 1987

     Richard S. Kalin was appointed Chief Executive Officer in January 1992 and Chairman of the Board in June 1989. Prior thereto he had been Secretary and a director of the Company since April 1987. Mr. Kalin is also Secretary and a director of Pentech International, Inc., a manufacturer and distributor of stationery products and Wanderlust Interactive, Inc., an interactive, multimedia publisher. He has also been engaged in the private practice of law since 1978, and currently is a partner of Kalin & Banner, counsel to the Company.

     Mr. Roy L. Boe has been a director of the Company since January 1994. Mr. Boe is President of the Worcester IceCats, a professional ice hockey team located in Worcester, Massachusetts since April 1994. He is also a director of Pentech International, Inc., a company engaged in the distribution of writing instruments.

     Ms. Barbara Meirisch is being nominated to be a director at this meeting. She was employed at AT&T from 1991 to January 1996 as a Director of Public Relations for the Network Wireless Systems Business Unit, where she had responsibility for developing wireless communication strategies for domestic and international operations and media relations. Presently, she is engaged in consulting communication companies.

     Mr. David Siegel has been a director of the Company since April 1987. Mr. Siegel is also Chairman of the Board of Directors of Surge Components, Inc., a distributor of passive electronic components, a director of Kent Electronics, Inc., a manufacturer of electronic cable assemblies and a distributor of electronic components and a director of Nu Horizons Electronics Corp., a distributor of electronic components.

     During the fiscal year ended March 31, 1996 ("Fiscal 1996"), the Board of Directors held two meetings during Fiscal 1996 and acted four times by unanimous consent.

OTHER EXECUTIVE OFFICERS

     Mr. Robert Delitta, 35, was appointed Vice President -
Manufacturing in August 1989.  He was appointed Vice President of
Operations during Fiscal 1996. He has been employed by the Company in various capacities since July 1987.

     Mr. David Robbins, 32, was appointed Vice President in July 1993. He was appointed Chief Technical Officer during Fiscal 1997. He has been employed by the Company as an engineer since May 1986, except for the period October 1990 to February 1992 when he was employed as an engineer for Alpha Industries, Inc.

     Ms. Donna Hillsgrove, 47, was appointed Secretary and Treasurer of the Company in January 1994. Prior to that time she was Controller of the Company. She has been employed by the Company since April 1992. From 1980 to May 1991 she was employed as a supervisor in the accounts receivable department of Kollsman Company, a division of Sequa Corporation.

COMPLIANCE WITH SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF
1934

     During Fiscal 1996, the Company believes all of its officers and directors timely filed all required reports required under
Section 16 of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received by the Company's President. None of the Company's officers had cash compensation in Fiscal 1996 of more than $100,000 per year. No executive officer received benefits in excess of ten percent of their cash compensation.

                        SUMMARY COMPENSATION TABLE


                                                  Long
                                        Other     Term
                         Annual         Annual    Compen-
Name and                 Com-           Compen-   sation/        Other
Principal      Fiscal    pensation      sation    Option         Compen-
Position       Year      Salary ($)     Bonus ($) Grants         sation

Richard        1996      72,289(1)        -        85,000(2)     6,015(3)
  S. Kalin,    1995      59,324(1)        -        25,000(2)     6,000(3)
  Chairman     1994      68,819           -        40,000        2,000(3)
  and
  President



(1) Includes $29,324 in legal fees and disbursements to Kalin & Banner, of which Mr. Kalin is a partner for Fiscal 1995 and $42,289 of such fees in Fiscal 1996. Does not include $24,000 in fees paid to Makenzie Communications, an advertising agency owned by Mr. Kalin's wife, during each of Fiscal 1995 and Fiscal 1996, as to which Mr. Kalin disclaims beneficial ownership.

(2) Includes 35,000 long term compensation/option grants granted to Mr. Kalin's wife in Fiscal 1996 and 25,000 of such option grants in Fiscal 1995 as to which Mr. Kalin disclaims beneficial ownership.

(3)  Includes expenses relating to furnishing Mr. Kalin an automobile.

STOCK OPTION PLANS

     In August 1987, the Company adopted and the shareholders approved an Incentive Stock Option Plan (the "ISO Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock may be granted to all employees, officers and directors of the Company (there are currently 40 employees, officers and directors of the Company). In June 1989, the ISO Plan was amended to increase the number of shares of Common Stock which may be granted under the ISO Plan to 200,000. Such options are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. In August 1987, the Company also adopted and the shareholders approved an Executive Stock Option Plan (the "ESO Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock may
be granted.   On April 14,  1994, the Company adopted a 1994 Stock
Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. Option granted pursuant to the 1994 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (The ISO Plan, the ESO Plan, and the 1994 Plan are referred to collectively as the "Plans"). There is also a discussion under Item 2 below of the Company's 1996 Stock Option Plan.

     The Plans are administered by the Board of Directors which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. Options granted under the ESO Plan, in addition to employees, may be granted to directors or consultants to the Company. The exercise price of options granted under the ISO Plan and the 1994 Plan may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the ISO Plan may not be granted more than ten years from the date of adoption of the ISO Plan, nor may options be exercised more than ten years from the date of grant (five years if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the 1994 Plan may not be granted more than ten years from the date of adoption of the 1994 Plan, nor may options be exercised more than ten years from the date of grant.

     The following is information with respect to the persons or classes of people who have been granted options under the Plans
(except as otherwise set forth) during Fiscal 1996:

                  OPTION GRANTS IN FISCAL 1996

                              Percent
                              of Total
                              Options
                    Options   Granted in     Exercise  Expiration
Name                Granted   Fiscal Year    Price ($)    Date

Richard S. Kalin    50,000    18.69%         2.25      10/27/00

Noelle Makenzie(1)  25,000    13.08%         1.925(2)  6/2/00
                    10,000                   2.41      1/18/01

Robert Delitta(1)   25,000    16.82%         1.75      6/2/00
                    20,000                   2.125     1/18/01

David Robbins(1)    25,000    16.82%         1.75      6/2/00
                    20,000                   2.125     1/18/01



                  OPTION GRANTS IN FISCAL 1996
                           (continued)

                              Percent
                              of Total
                              Options
                    Options   Granted in     Exercise  Expiration
Name                Granted   Fiscal Year    Price ($)    Date

David Siegel        10,000     3.74%         2.25      10/27/00

Donna Hillsgrove(1)  5,000     1.87%         2.125      1/18/01



(1) Pursuant to 1994 Stock Option Plan

(2) Wife of Mr. Kalin, President of the Company

              AGGREGATED OPTION EXERCISES IN LAST FISCAL
             YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES




                                        Number of
                                        Securities     Value of
                                        Underlying     Unexercised
                                        Unexercised    In-the-Money
             Shares                     Options        Options
             Acquired                   At FYE (#)     At FYE ($)
                On       Value          Exercisable/   Exercisable/
Name         Exercise    Realized ($)   Unexercisable  Unexercisable(1)

Richard
  S. Kalin     75,780    146,824        160,030/38,750 212,249/42,281

Robert
 Delitta       10,000     31,250         14,500/68,500  28,000/62,700

David
 Robbins       10,000     14,375         19,500/73,500  36,450/71,150

Donna
 Hillsgrove    11,850     32,225              0/16,800       0/22,537



(1) Represents fair market value of Common Stock at March 29, 1996 of $2.75 as reported by NASDAQ, less the exercise price.





SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of July 18, 1996 the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                         Number of      Percent of
Names and Address        Shares Owned   Outstanding Shares

Richard S. Kalin           911,610(1)        29.2%
One Oak Forest Lane
Mendham, NJ  07945

David Siegel               256,020(2)         8.2%
2488 Horace Court
Bellmore, New York  11710

Roy L. Boe                  49,970(3)         1.6%
c/o Micronetics Wireless, Inc.
26 Hampshire Drive
Hudson, NH 03051

Kenneth Pasternak          202,500            6.5%
99 Rose Avenue
Woodcliff Lake, NJ  07675

Barbara Meirisch             9,500            (6)
17 Woods End Road
West Orange, NJ  07052

All Officers and         1,261,300           40.5%
 Directors as a group    (1)(2)(3)(4)(5)
(seven persons)



(1) Includes 98,500 shares of Common Stock held in his retirement accounts and options to purchase an aggregate of 138,720 shares of Common Stock at exercise prices ranging from $.625 to $2.25 per share. Also includes 414,850 shares of Common Stock and options to purchase an aggregate of 60,000 shares of Common Stock owned by his wife.

(2) Includes 53,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 24,970 shares of Common Stock held in his retirement account, options to purchase an aggregate of 125,000 shares of Common Stock exercisable at prices ranging from $.625 to $2.25 per share.


(3) Includes options to purchase an aggregate of 35,000 shares of Common Stock at an exercise price range between $2.875 and $1.25 per share. Also includes 14,970 shares of Common Stock owned by his wife, Betty Boe.

(4) Includes an option to purchase an aggregate of 7,500 shares of Common Stock exercisable at $2.19.

(5) Includes options to purchase and an additional 200 shares owned by officers of the Company who are not also directors.

(6)  Less than 1%.

CERTAIN TRANSACTIONS

     The Company issued $225,000 of 8% Convertible Subordinated Debentures during Fiscal 1995. The debentures were due April 30, 1996. The debentures were convertible into the Company's common stock at $1.67 per share. Two $25,000 convertible debentures were issued to affiliates of the Company, one to Mr. Siegel's retirement account and the other to Mr. Boe's wife. During Fiscal 1996, holders of $200,000 of the debentures converted them into 119,760 shares of Common Stock. Included in the number of shares of Common Stock are 14,970 shares issued to Mr. Boe's wife and 14,970 shares issued to Mr. Siegel's retirement account.

            2.  APPROVAL OF THE COMPANY'S 1996 OPTION PLAN

     THE BOARD OF DIRECTORS IS RECOMMENDING APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN (THE "1996 PLAN"). THE BOARD OF DIRECTORS
ADOPTED THE 1996 PLAN ON JANUARY 18, 1996.

     The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants, advisors and/or directors. The Company will reserve 300,000 shares of its Common Stock for issuance of shares of Common Stock pursuant to the 1996 Plan. The 1996 Plan will be in effect for ten years from its effective date. Options shall be exercisable at the fair market value at the date of the grant except options issued to persons who own in excess of ten percent of the Common Stock may be no less than 110% of the fair market value.

     Generally, for Federal income tax purposes neither the grant nor exercise of an incentive option will result in any tax effect on either the Company or the recipient. Upon the sale of Common Stock issued upon exercise of such an option, the recipient is obligated to pay federal tax on any amount received from the sales price over the exercise price of the option, as a capital gain. Generally, this is not a taxable event for the Company. With respect to non-incentive options, the difference between the exercise price of the option and the market price of a share of Common Stock on the day of exercise will be treated as ordinary income for the recipient and compensation expense for the Company.


     A copy of the 1996 Plan is attached hereto as Exhibit "A".

                           3.  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Paul C. Roberts, an independent certified public accountant, auditor of its Fiscal 1996 financial statements, as the auditor of the financial statements of the Company for its current fiscal year ending March 31, 1997. Mr. Roberts has been invited to the Meeting, but it is uncertain whether he will attend. If he does, he will be given the opportunity to make a statement and to answer questions any shareholders may have.

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, NH 03051 on or before May 8, 1997.

                         By Order of the Board of Directors



                         Donna M. Hillsgrove,
                         Secretary

Dated:  August 14, 1996









micro\pxy-not.96

                               EXHIBIT A

                      MICRONETICS WIRELESS, INC.
                        1996 STOCK OPTION PLAN

     1. General Plan Information;. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Micronetics Wireless, Inc. (the "Company") by enhancing the ability of the Company to attract and retain selected employees, officers, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's common stock, par value $0.01 per share, as the title or par value may be amended (the "Shares").

     Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval by the holders of at least a majority of all Shares present in person and by proxy and entitled to vote thereon at a meeting of stockholders of the Company prior thereto or within 12 months thereafter.

     3. Administration of the Plan. The Plan will be administered by the Board of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in Section 10, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than three members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     The Board and the Committee, if any, shall have the authority to determine eligibility, the number of options granted and the exercise price of options.

     4. Eligibility. The Participants in the Plan shall be all employees, officers, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries (as defined in Section 9) whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in; (i) selecting Participants who receive grants of options; (ii) determining the number of Shares to be granted to any Participant; or (iii) determining the exercise price of any options, or as counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "disinterested persons" within the meaning of Exchange Act Rule 16b-3.

     5.  Grant of Options.

          (a) The Board shall grant options to Participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board shall determine except that Incentive Options shall be granted on terms that comply with the Code and regulations thereunder.

          (b) All directors and advisors to the Board of Directors of the Company who are not employees of the Company or its subsidiaries shall automatically receive grants of 10,000 fully-vested non-qualified options (i) at the time this Plan is adopted by the Board or (ii) upon election or appointment to the Board, if not a member of the Board at the time this Plan is adopted by the Board and the Company has a class of equity securities registered under the Securities Act of 1933 (the "Act"). The exercise price shall be 100% of fair market value on the date of grant as defined by Section 9.

          (c) No options shall be granted after January 18, 2006 but options previously granted may extend beyond that date.

     6.   Option Agreements.

          (a) Each option under the Plan shall be evidenced by an option agreement, which shall be signed by an officer of the Company and by the optionee and which shall contain such provisions as may be approved by the Board.

          (b) The option agreements shall constitute binding contracts between the Company and the optionee. Every optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of this Plan and of the option agreement.

          (c) The terms of the option agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.
     7.  Terms and Conditions of Options.

          (a) Exercise Price. Except as provided in Section 5(b) of this Plan, the purchase price per share for Shares issuable upon exercise of options shall be a minimum of 100% of fair market value on the date of grant and shall be determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section
9. Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board.

          (b) Annual Limit on Grant and Exercise. Incentive Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options). An optionee hereunder may exercise options for the purchase of Shares valued in excess of $100,000 (determined at the time of the grant of the options) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

          (c) Payment for Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash, certified check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of Shares owned by the Participant for a period of not less than six months and for which the Participant has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) by a combination of cash and Shares as provided in (i) and (ii) above.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time not listed on any securities exchange, unless and until the Shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended and applicable state securities laws. A Participant shall have the rights of a shareholder only as to Shares actually acquired by him under the Plan.

          (d) Vesting. Except for options granted pursuant to Section 5(b) of this Plan, the Board may impose such vesting restrictions as it sees fit at the time of grant.

          (e) Non-Transferability of Options. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in Section 7(g).

          (f) Forfeiture of Options upon Termination of Relationship. All options which have not vested shall terminate and be forfeited automatically upon the termination for any reasons whatsoever of a Participant's status as an employee, consultant or advisor to the Board. Unexercised options shall terminate and be forfeited upon (i) the Participants voluntary termination of his employment or (ii) the expiration of three months after the Participant's employment is terminated by the Company. Except as provided in Section 7(g) below, unexercised options granted to directors shall not terminate or be forfeited in the event such person is no longer a director of the Company.

          (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death, by his personal representative or the person or persons to whom the options are transferred by the will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

          (h) Loans to Exercise Options. If requested by any Participant to whom a grant of non-qualified options has been made, the Company or any subsidiary may loan such person the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any options (or guarantee a bank loan for such purpose), assuming that the Participant is in the maximum federal income tax bracket six months from the time of exercise and assuming that the Participant has no deductions which would reduce the amount of such tax owed. The loan shall be made on or after April 15th of the year following the year in which the amount of tax is determined as may be requested by the Participant and shall be made on such terms as the Company or lending bank determines.

          (i) Withholding Taxes. To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any options, the Company shall have the right to assist the Participant to satisfy such withholding requirement by (i) the Participant paying the amount of the required withholding tax to the Company, (ii) the Participant delivering to the Company Shares of its common stock previously owned by the Participant or (iii) the Participant having the Company retain a portion of the Shares covered by the option exercise. The number of Shares to be delivered to or withheld by the Company times the fair market value as defined by
Section 8 of this Plan shall equal the cash required to be withheld. To the extent that the Company elects to allow the Participant either to deliver or have withheld Shares of the Company's common stock, the Board or the Committee may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of
Section 16(b) of the Exchange Act or to meet certain Code requirements.

     8.  Shares Subject to Plan.

          (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall, in the discretion of the Board, be authorized but unissued Shares of common stock or previously issued Shares acquired by the Company. Subject to adjustments as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed 350,000 Shares of common stock of the Company.

          (b) Changes in Stock. In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the option price and other relevant provisions, shall be appropriately adjusted by the Board whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate.

     The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those in which the Company is not the surviving Corporation as described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     9.  Definitions.

          (a)  For purposes of the Plan, a subsidiary is any corporation
(i) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

          (b) The fair market value of the Shares of common stock shall be deemed to be:

               (i) the closing price of the Company's common stock appearing on a national securities exchange if the Company's common stock is listed on such an exchange, or if not listed, the average closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

               (ii) if the Shares of common stock are not listed on NASDAQ, then the average bid price for the Company's stock as listed in the National Quotation Bureau's pink sheets;

               (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the average closing bid price as determined following a polling of all dealers making a market in the Company's Shares.

     10. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend same.

     11. Amendments. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of Shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted,
(c) extend the time within which options may be granted, (d) amend the provisions of this Section 11 of the Plan, (e) adversely affect the rights of any Participant (without his consent) under any options theretofore granted or (f) be effective if stockholder approval is required by applicable statute, rule or regulation.

Date Originally Approved by Board of Directors:  January 18, 1996

Date Approved by Shareholders:              , 1996